Supplement to the Statement of Additional Information

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

The following information will supersede or supplement certain information in the funds’ Statement of Additional Information.

On page 5, the following description replaces the description in the table entitled “Investment Polices and Strategies — Investment Grade Securities”.

Investment Policies and Strategies

	Commodity ACCESS Strategy Fund	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund	Managed Futures Strategy Fund	Multialternative Strategy Fund
Investment Grade Securities	•	•	•	•	•	•

Dated:  September 19, 2013